UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2016

PAREXEL International Corporation
(Exact name of registrant as specified in charter)

Massachusetts	0-27058	04-2776269
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

195 West Street, Waltham, Massachusetts	2451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 487-9900

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	On December 8, 2016, we held our 2016 annual meeting of shareholders.

(b)	At our 2016 annual meeting of shareholders, our shareholders approved the following proposals by the votes specified below:

1.	to elect the following persons to serve as directors for a three-year term continuing until the annual meeting of shareholders in 2019 and until their successors are elected and qualified:

					Broker
Director Nominees	Class	Term Expires	For	Withheld	Non-Votes
A. Dana Callow, Jr.	III	2019	42,905,385	3,457,189	3,466,931
Christopher J. Lindop	III	2019	45,448,829	913,745	3,466,931
Josef H. von Rickenbach	III	2019	45,503,555	859,019	3,466,931

2.	to approve, in an advisory vote, the compensation of our named executive officers as presented in the proxy statement:

			Broker
For	Against	Abstain	Non-Votes
44,867,990	1,387,978	106,606	3,466,931

3.	to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017:

For	Against	Abstain
49,063,040	752,753	13,712

(c)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2016	PAREXEL International Corporation
By:	/s/ Josef H. von Rickenbach
Josef H. von Rickenbach Chairman & CEO